AAMG Tax Auctions, LLC ABS-15G

Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

AAMG Tax Auctions, LLC (the “Company”)
Capital One Securities, Inc.

(together, the “Specified Parties”)

Re: Acacia 2026-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “KPMG_Acacia 2026-1_6.12.26 Data Tape v3.xlsx” provided by the Company on June 24, 2026, containing information on 40,604 tax liens as of June 12, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Acacia 2026-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, Purchase Date were within $1.00, 0.1%, and 3 days, respectively, except for dollar amounts related to Market Value which were within $20.00.

•	The term “Cutoff Date” means June 12, 2026.

•	The term “Data File Extract Date” means June 4, 2026, related to the Recomputed Interest Amount and Recomputed Redemptive Value for the Selected Tax Liens.

•	The term "Property Type Mapping" means a listing of mapping property type descriptions in the Sources (defined below) to Property Type descriptions in the Data File, which we listed in email correspondence to the Company on June 26, 2026, and the Company confirmed they are in agreement with the mapping.

•	The term “Sources” means the following information and documents provided as electronic copies and/or electronic images by the Company:

-	Affidavit of Subsequent Tax Payment, Bidder Purchase Details, Bidder Receipt, Certificate Details, Certificate of Purchase, Certificate of Sale, Fee Detail, Property Details, Property Record, Property Tax Information, Property Valuation, Sale Approval Letter, Take Notice, Tax Lien Sale Information, Tax Sale Certificate, Tax Sale Details, Tax Sale Overview, and/or Winning Bid Summary;

-	Property Type and Market Value (property appraisal value) related to one or more tax liens sold by a specific county, which we obtained from the specific county assessor’s websites (“County Assessor’s Websites”), and the Company confirmed are acceptable County Assessor’s Websites on July 1, 2026;

-	Excel files detailing each state’s statutory interest rate, statutory penalty rate, interest accrual methodology, and penalty accrual methodology (the “State Interest Overview Files”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology listed in Exhibit B.

•	The term “Provided Information” means the Cutoff Date, Data File Extract Date, Property Type Mapping, Sources, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 100 Tax Liens from the Data File (the “Selected Tax Liens”) using a random sampling tool. A listing of the Selected Tax Liens is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Data File.

B.	For each Selected Tax Lien, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources/Instructions
Purchase Date	Bidder Purchase Details, Bidder Receipt, Certificate of Purchase, Certificate of Sale, Property Details, Sale Approval Letter, Tax Lien Sale Information, Tax Sale Certificate, or Tax Sale Details
Tax Year/Vintage	Bidder Purchase Details, Bidder Receipt, Certificate of Purchase, Certificate of Sale, Property Details, Sale Approval Letter, Tax Lien Sale Information, Tax Sale Certificate, or Tax Sale Details
Bankruptcy	Instructions
County	Bidder Purchase Details, Certificate of Sale, Property Details, Property Record, Property Tax Information, or Tax Sale Certificate
Address	Bidder Purchase Details, Certificate Details, Certificate of Sale, Property Details, Property Record, or Tax Sale Certificate

Attribute	Sources/Instructions
State	Bidder Purchase Details, Certificate of Sale, Property Details, Property Record, Property Tax Information, Tax Sale Certificate, or County Assessor’s Websites
Property Type	Bidder Purchase Details, Property Details, Property Record, County Assessor’s Websites, and Property Type Mapping
Current Interest Rate	Bidder Purchase Details, Bidder Receipt, Certificate Details, Certificate of Purchase, Certificate of Sale, Tax Sale Certificate, Tax Sale Details, Tax Sale Overview, or Winning Bid Summary
Tax Amount	Bidder Purchase Details, Certificate Details, Certificate of Purchase, Certificate of Sale, Tax Sale Certificate, Tax Sale Details, or Winning Bid Summary
Overbid Amount	Certificate Details, Certificate of Sale, and Instructions
Reimbursable Fees	Fee Detail, Take Notice, and Instructions
Assessed Value	County Assessor’s Websites, Certificate Details, Property Details, Property Record, Property Valuation, and Instructions
Recomputed Redemptive Value	Interest Amount, Tax Amount, Subsequent Tax Amount, Prior Tax Amount, Overbid Amount, and Penalty Amount from the Data File, and Instructions
Recomputed Interest Amount	Tax Amount, Overbid Amount, Prior Tax Amount, Purchase Date, and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview Files, Affidavit of Subsequent Tax Payment, and Instructions
Recomputed Combined OLTV	Redemptive Value and Assessed Value from the Data File, and Instructions

We found such information to be in agreement, except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the tax liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the tax liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such tax liens being securitized, (iii) the compliance of the originator of the tax liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the tax liens that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 1, 2026

Exhibit A – The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien ID*	Selected Tax Lien	Selected Tax Lien ID*
1	2026-1-01	51	2026-1-51
2	2026-1-02	52	2026-1-52
3	2026-1-03	53	2026-1-53
4	2026-1-04	54	2026-1-54
5	2026-1-05	55	2026-1-55
6	2026-1-06	56	2026-1-56
7	2026-1-07	57	2026-1-57
8	2026-1-08	58	2026-1-58
9	2026-1-09	59	2026-1-59
10	2026-1-10	60	2026-1-60
11	2026-1-11	61	2026-1-61
12	2026-1-12	62	2026-1-62
13	2026-1-13	63	2026-1-63
14	2026-1-14	64	2026-1-64
15	2026-1-15	65	2026-1-65
16	2026-1-16	66	2026-1-66
17	2026-1-17	67	2026-1-67
18	2026-1-18	68	2026-1-68
19	2026-1-19	69	2026-1-69
20	2026-1-20	70	2026-1-70
21	2026-1-21	71	2026-1-71
22	2026-1-22	72	2026-1-72
23	2026-1-23	73	2026-1-73
24	2026-1-24	74	2026-1-74
25	2026-1-25	75	2026-1-75
26	2026-1-26	76	2026-1-76
27	2026-1-27	77	2026-1-77
28	2026-1-28	78	2026-1-78
29	2026-1-29	79	2026-1-79
30	2026-1-30	80	2026-1-80
31	2026-1-31	81	2026-1-81
32	2026-1-32	82	2026-1-82
33	2026-1-33	83	2026-1-83
34	2026-1-34	84	2026-1-84
35	2026-1-35	85	2026-1-85
36	2026-1-36	86	2026-1-86
37	2026-1-37	87	2026-1-87
38	2026-1-38	88	2026-1-88
39	2026-1-39	89	2026-1-89
40	2026-1-40	90	2026-1-90
41	2026-1-41	91	2026-1-91
42	2026-1-42	92	2026-1-92
43	2026-1-43	93	2026-1-93
44	2026-1-44	94	2026-1-94
45	2026-1-45	95	2026-1-95
46	2026-1-46	96	2026-1-96
47	2026-1-47	97	2026-1-97
48	2026-1-48	98	2026-1-98
49	2026-1-49	99	2026-1-99
50	2026-1-50	100	2026-1-100

(*) The Company has assigned a unique Selected Tax Lien ID to each tax lien in the Data File. The Seected Tax Lien IDs referred to in this Exhibit are not the actual Tax Lien IDs.

Exhibit B – Instructions

Attribute	Instructions
Bankruptcy	Consider a value other than “Bankruptcy” in the “Tags” field in the Data File, to represent that the Selected Tax Lien is not in Bankruptcy. We were informed by the Company that none of the Selected Tax Liens were in Bankruptcy.
Overbid Amount	For Selected Tax Liens with a value of “0” in the “Premiums” field in the Data File, consider the Overbid Amount to be $0.
Reimbursable Fees	For Selected Tax Liens with a value of “0” in the “Rx: Redeemable Fees (without prior tax & overbid)” field in the Data File, consider the Reimbursable Fees to be $0.
Assessed Value	Consider the market value in the Sources to be the Assessed Value for Selected Tax Liens in the following states: - Florida - Illinois - Maryland - New York - West Virginia
Recomputed Redemptive Value	Recompute as the sum of “Interest Accrued Value,” “Beginning Balance,” “Sub Tax Total,” “Prior Tax,” “Penalty Amount,” “Rx: Redeemable Fees (without prior tax & overbid),” and “Premiums” fields in the Data File.
Recomputed Interest Amount

Recompute as the sum of:

(a)   the product of

(i)          the “Beginning Balance” field in the Data File,

(ii)         the “Beginning Balance Rate” field in the Data File, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

(iii)        the number of days between the “Tax Sale Date” field in the Data File, and the Data File Extract Date;

(b) for Selected Tax Liens in New Jersey, the product of

(i)          the subsequent tax amount in the Affidavit of Subsequent Tax Payment,

(ii)         the “Sub Tax Interest %” field in the Data File, where applicable, and the respective statutory interest accrual methodology from the State Interest Overview Files, and

(iii)        the number of days between the subsequent tax payment date in the Affidavit of Subsequent Tax Payment and Data File Extract Date;

Attribute	Instructions
(c) the product of (i) the statutory penalty rate and penalty accrual methodology from the State Interest Overview Files and (ii) the “Beginning Balance” field in the Data File.
Recomputed Combined OLTV	Recompute as the “Rx: Total Redeemable Recalc.” field divided by the “Assessed Value (Assessor FMV)” field in the Data File.

Exhibit C - Exception List

Selected Tax Lien #	Selected Tax Lien ID	Attribute	Per Data File	Per Sources/Instructions
63	2026-1-63	Assessed Value	$389,152	$230,300